UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                   February 20, 2007

TC PipeLines, LP

(Exact name of registrant as specified in its charter)

Delaware	000-26091	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Turnpike Road, Suite 203 Westborough, Massachusetts		01581
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code                   (508) 871-7046

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Common Unit Purchase Agreement.

On February 20, 2007, TC PipeLines, LP (the “Partnership”) entered into a Common Unit Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Purchasers”) to sell 17,356,086 common units at $34.57 per common unit for gross proceeds of approximately $600 million in a private placement (the “Offering”).  The Offering closed on February 22, 2007.  The institutional investors, led by Kayne Anderson Capital Advisors L.P. and Tortoise Capital Advisors, acquired 8,678,041 common units for approximately $300 million. In addition, TransCan Northern Ltd., a wholly owned subsidiary of TransCanada Corporation (“TransCan”), acquired 8,678,045 common units for approximately $300 million.  The Offering was made in reliance upon an exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof.

The Partnership used the net proceeds from the Offering to fund a portion of the cash consideration for the Partnership’s previously announced proposed acquisition of a 46.45% general partner interest in Great Lakes Gas Transmission Limited Partnership, which also closed on February 22, 2007 (the “Acquisition”).

Pursuant to the Purchase Agreement, the Partnership agreed to indemnify the Purchasers and their respective officers, directors and other representatives against certain losses resulting from any breach of the Partnership’s representations, warranties or covenants contained therein.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified by the Purchase Agreement, which is attached as Exhibit 10.1 to this Form 8-K.

The Partnership’s press release regarding the private placement is attached as Exhibit 99.1 to this Form 8-K.

Registration Rights Agreement

In connection with the Offering, the Partnership entered into a registration rights agreement (the “Registration Rights Agreement”) dated February 22, 2007 with the Purchasers. A copy of the Registration Rights Agreement is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference. Pursuant to the Registration Rights Agreement, the Partnership is required to file a shelf registration statement to register the Common Units issued to the Purchasers within 30 days, and use its commercially reasonable efforts to cause the registration statement to become effective within 90 days of the filing of the registration statement. In addition, the Registration Rights Agreement gives the Purchasers piggyback registration rights under certain circumstances. These registration rights are transferable to affiliates and, in certain circumstances, to third parties.

If the shelf registration statement is not effective by June 22, 2007, then the Partnership must pay the Purchasers, except TransCan, liquidated damages of 0.25% of the product of the purchase price times the number of registrable securities held by the Purchasers per 30-day period for the first 60 days following the 120th day. This amount will increase by an additional 0.25% of the product of the purchase price times the number of registrable securities held by the

Purchasers per 30-day period for each subsequent 60 days, up to a maximum of 1.0% of the product of the purchase price times the number of registrable securities held by the Purchasers per 30-day period. The aggregate amount of liquidated damages the Partnership must pay will not exceed 10.0% of the aggregate purchase price.

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 22, 2007, TC GL Intermediate Limited Partnership, a wholly-owned subsidiary of the Partnership, completed the acquisition of a 46.45% general partnership interest in Great Lakes Gas Transmission Limited Partnership (“Great Lakes”).  The Acquisition was made pursuant to the Purchase and Sale Agreement dated as of December 22, 2006 among El Paso Great Lakes Company, L.L.C., the seller, and TC GL Intermediate Limited Partnership and TransCanada USA Ltd. (the “Acquisition Agreement”), for a total purchase price of approximately $962 million, subject to certain closing adjustments, including the indirect assumption of approximately $212 million of debt of Great Lakes.  The purchase price of the Acquisition was determined through negotiations between the parties.

The Acquisition was financed through a combination of debt and equity.  The proceeds of the Offering described under Item 1.01 above were applied to the Acquisition.  The balance of the purchase price was funded through the term loan as described under Item 2.03 below.

Prior to the Acquisition, TransCanada Corporation (“TransCanada”), the parent company of TC PipeLines GP, Inc., the sole general partner of the Partnership, held a 50% general partnership interest in Great Lakes.  TransCanada has simultaneously closed the acquisition of ANR Pipeline Company, together with an additional 3.55% interest in Great Lakes.  As a result of the aforementioned acquisitions, TransCanada is the operator of Great Lakes and holds a 53.55% interest.

The information set forth under Items 1.01 and 2.03 of this Form 8-K is incorporated herein by reference. The information set forth under Item 1.01 of TC PipeLines, LP’s Form 8-K filed February 13, 2007, is also incorporated by reference herein.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified by the Acquisition Agreement, which was attached as Exhibit 2.1 of TC PipeLines, LP’s Form 8-K filed December 22, 2006.

The Partnership’s press release regarding the closing of the Acquisition is attached as Exhibit 99.2 to this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

In conjunction with the Acquisition, the Partnership borrowed approximately $126 million pursuant to its Credit Agreement by and among the Partnership, SunTrust Bank and the other parties named therein as of February 13, 2007 (the “Credit Agreement”) to fund the balance of the purchase price of the Acquisition.

The terms of the Credit Agreement are described under Item 1.01 of TC PipeLines, LP’s Form 8-K filed February 13, 2007 and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 above is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a)                               Financial Statements of Businesses Acquired

Not filed herewith.  Pursuant to Item 9.01(a)(4) of Form 8-K, the Partnership undertakes to file such information by amendment to this report not later than May 10, 2007 (71 calendar days after February 28, 2007).

(b)                               Pro Forma Financial Information

Not filed herewith.  Pursuant to Item 9.01(a)(4) of Form 8-K, the Partnership undertakes to file such information by amendment to this report not later than May 10, 2007 (71 calendar days after February 28, 2007).

(d)                               Exhibits

2.1                                 Purchase and Sale Agreement dated as of December 22, 2006 among El Paso Great Lakes Company, L.L.C., as Seller and TC GL Intermediate Limited Partnership and TransCanada USA Ltd., as Buyers. (Incorporated by reference to Exhibit 2.1 of TC PipeLines, LP’s Form 8-K filed December 22, 2006 (File No. 000-26091)).

4.1                                 Registration Rights Agreement, dated February 22, 2007, by and among TC PipeLines, LP and the purchasers thereto.

10.1                           Common Unit Purchase Agreement, dated February 20, 2007, by and among TC PipeLines, LP and the purchasers thereto.

99.1                           Press Release dated February 21, 2007.

99.2                           Press Release dated February 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP

	by:	TC PipeLines GP, Inc.,
its general partner

	By:	/s/ Amy W. Leong
Amy W. Leong
Controller

Dated: February 23, 2007

EXHIBIT INDEX

Exhibit No.	Description

2.1

Purchase and Sale Agreement dated as of December 22, 2006 among El Paso Great Lakes Company, L.L.C., as Seller and TC GL Intermediate Limited Partnership and TransCanada USA Ltd., as Buyers. (Incorporated by reference to Exhibit 2.1 of TC PipeLines, LP’s Form 8-K filed December 22, 2006 (File No. 000-26091))

4.1	Registration Rights Agreement, dated February 22, 2007, by and among TC PipeLines, LP and the purchasers thereto.

10.1	Common Unit Purchase Agreement, dated February 20, 2007, by and among TC PipeLines, LP and the purchasers thereto.

99.1	Press Release dated February 21, 2007.

99.2	Press Release dated February 22, 2007.